Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Dividend Finance, LLC
433 California Street, Suite 300
San Francisco, California 94104

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Dividend Finance, LLC (the “Company”) and Credit Suisse Securities (USA) LLC (the “Other Specified Party” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of solar loans in conjunction with the proposed offering of Dividend Solar Loans 2018-1 LLC, Dividend Solar Loan Backed Notes, Series 2018-1.

The Company is responsible for the information provided to us, including the information set forth in the Statistical Loan File (as defined herein).  The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report.  Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On March 13, 2018, representatives of the Company provided us with a computer-generated solar loan data file and related record layout (the “Statistical Loan File”) containing data, as represented to us by the Company, as of the close of business February 28, 2018, with respect to 207 solar loans (the “Sample Loans”).

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Loans relating to the solar loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.

Characteristics
1. Loan ID (for informational purposes only)	13. Current principal balance**
2. Installation state	14. Loan product type
3. Original interest rate	15. Payment by ACH transfer (yes/no)
4. Step-up interest rate*	16. Maturity date**
5. Original loan amount	17. Age/seasoning (months)**
6. Original loan term (months)	18. Current interest rate**
7. Original amortization term (months)	19. Estimated annual production (kWh)
8. ITC amount	20. Interconnection date**
9. Date loan executed	21. Channel partner
10. ITC Payment date expected**	22. Remaining term (months)**
11. First payment date**	23. ITC payment made indicator (yes/no)**
12. FICO score
* For Sample Loans with a date loan executed (as set forth on the Loan Agreement, as defined below) prior to October 21, 2016.
** For Sample Loans with a stage type (as set forth on the Statistical Loan File) of “completion” or “in service.”

We compared Characteristics 2. through 9. to the corresponding information set forth on or derived from the “Loan Agreement.”

We compared Characteristics 10. and 11. to the corresponding information set forth on or derived from “Solar Guide Book” or screen shots from the company’s servicing system provided to us by the Company on March 12, 2018 (the “Company System Screen Shots”).

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We compared Characteristics 12. through 20., to the corresponding information set forth on or derived from the Company System Screen Shots.

We compared Characteristic 21., to the corresponding information set forth on or derived from the “Work Order.”

With respect to our comparison of Characteristic 22., we recomputed the remaining term as the number of months between (i) the original term (as set forth on or derived from the Loan Agreement) and (ii) the age/seasoning (as derived from the Company System Screen Shots and adjusted as described below).  We compared such recalculated information to the corresponding information set forth on the Statistical Loan File.

With respect to our comparison of Characteristic 23., we recomputed the “reduction in principal balance of loan since origination” as the quotient of (i) the difference between the original loan amount (as set forth on the Loan Agreement) and current principal balance (as set forth on the Company System Screen Shots) and (ii) original loan amount (as set forth on the Loan Agreement). Further, at the instruction of the Company, if the reduction in principal balance of loan since origination (as derived above) was (i) equal to or greater than 30%, the ITC payment made indicator was noted as “yes” and (ii) less than 30%, the ITC payment made indicator was noted as “no.” We compared such recalculated information to the corresponding information set forth on the Statistical Loan File.

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristic 17., we were instructed to subtract one month from the age/seasoning set forth on the Company System Screen Shots; and

•
with respect to our comparison of Characteristic 21., a channel partner of  (i) “Freedom Forever” (as set forth on the Statistical Loan File) is deemed to be “in agreement” with a channel partner of “Freedom Solar Services” (as set forth on the Work Order) and (ii) “United Solar” (as set forth on the Statistical Loan File) is deemed to be in agreement with a channel partner of “Solar Home NJ” (as set forth on the Work Order).

The solar loan documents described above, including any information obtained from the Company’s servicing system, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents.  In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above mentioned Loan Documents, except as described in Appendix A.  Supplemental information is contained on Appendix B.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the solar loans underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the solar loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

March 23, 2018

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated March 23, 2018.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	One difference in current interest rate.
2	One difference in interconnection date.
3	Five differences in ITC payment made indicator.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated March 23, 2018.

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Loan Number	Characteristic	Characteristic set forth on the Statistical Loan File	Characteristic set forth on or derived from the Loan Documents
1	L17-CA-0011788	Current interest rate	6.49%	5.99%
2	L17-AZ-0016124	Interconnection date	02/28/2017	02/28/2018
3	L15-CA-2314	ITC payment made indicator	Yes	No
3	L17-CA-0020945	ITC payment made indicator	No	Yes
3	L17-MA-0017246	ITC payment made indicator	No	Yes
3	L17-NJ-0016206	ITC payment made indicator	No	Yes
3	L17-SC-0020154	ITC payment made indicator	No	Yes

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.